EXHIBIT 10.6
REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated as of May 6, 2006, by and among Hana Biosciences, Inc., a Delaware corporation (the “Company”), and Inex Pharmaceuticals Corporation, a British Columbia Corporation, (the “Stockholder”).

WHEREAS, the parties have entered into a License Agreement of even date herewith pursuant to which the Company is acquiring from the Stockholder various rights in certain intellectual and other property relating to three oncology drug compounds known as Marqibo (sphingosomal vinerstine), sphingosomal vinorelbine and sphingosomal topotecan;

WHEREAS, in partial consideration for the rights and property acquired by the Company under the License Agreement, the Company has issued to the Stockholder 1,118,568 shares (the “Closing Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”);

WHEREAS, as further consideration and in addition to the Closing Shares, the Company is also obligated to pay the Stockholder various milestone payments pursuant to the License Agreement, which payments may be made in additional shares of Common Stock (the “Milestone Shares”);

WHEREAS, Section 3.6.6 of the License Agreement further provides that the Company may elect to pay to Inex certain sublicensing revenue, as described therein, in shares of Common Stock (the “Sublicensing Shares,” and together with the Closing Shares and Milestone Shares, the “Shares”); and

WHEREAS, the Company has agreed to provide certain registration rights to the Stockholder with respect to any Shares issued under the License Agreement.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholders agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Commission” means the United States Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Form” means a Form S-4 or Form S-8, pursuant to the Securities Act or any similar or successor form then in effect.

“Register, registered and registration” means a registration effected by preparing and filing a registration statement on a form approved by the Commission other than an Excluded Form in compliance with the Securities Act and the declaration of effectiveness ordering the effectiveness of such registration statement.

“Registrable Securities” means the Shares, any additional shares of Common Stock issuable pursuant to Section 2(a) hereof, and all shares of Common Stock issued or issuable in respect of the Shares by virtue of any stock split, stock dividend, recapitalization or similar event, excluding Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 promulgated under the Securities Act.

“Registration Expenses” shall have the meaning set forth in Section 5.

“Securities Act” means the Securities Act of 1933, as amended.

“Staff” means the staff of the Commission’s Division of Corporation Finance.

“Violation” shall have the meaning set forth in Section 6(a).

2. Registration.

(a) Subject to the terms, conditions and limitations set forth herein, following the date that the Company is required to make an issuance of Shares under the License Agreement (an “Issuance Date”), the Company will use commercially reasonable efforts to file one or more registration statements with the Commission on the appropriate form (each, a “Resale Registration Statement”) within sixty (60) days following such Issuance Date (a “Filing Date”) to allow the resale of the Registrable Securities under the Securities Act, and use its commercially reasonable efforts to have such Resale Registration Statement declared effective by the Commission as soon as practicable following the Filing Date and, in any event, prior to the date which is one hundred eight (180) days after each applicable Issuance Date (a “Registration Effective Date”). In the event (i) the Company has not filed a required Registration Statement by the applicable Filing Date, or (ii) such Resale Registration Statement has not been declared effective by the applicable Registration Effective Date, then, in either case, the Company shall issue to the Stockholder a number of additional shares of Common Stock equal to two percent (2%) of the number of such Regsitrable Securities with respect to which a Registration Statement was not timely filed or declared effective in accordance with the foregoing clauses (i) and (ii). For purposes of this Section 2(a), to the extent that any Filing Date or any Registration Effective Date falls on a weekend or other date that the Commission is closed, the Filing Date or Registration Effective Date shall be extended to the next day the Commission is open for business.

(b) If, following an Issuance Date, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering of Common Stock for its own account under the Securities Act (other than on an Excluded Form) (a “Company Registration Statement”), then the Company shall send to the Stockholder written notice, at least twenty (20) business days prior to the filing of such registration statement, of such determination and that all or part of such Registrable Securities then held by the Stockholder may be included in such registration statement at the Stockholder’s request. And if, within fifteen (15) business days after delivery of such notice, the Stockholder shall so request in writing, the Company shall include in such registration statement the resale of the Registrable Securities requested by the Stockholder to be so included. Such written notice shall state the intended method of disposition of the Registrable Securities by the Stockholder. The Company’s obligation under this Section 2(b) shall be limited to the first Company Registration Statement following the date hereof.

(c) If the Company Registration Statement under which the Company gives notice is for an underwritten offering, the Company shall so advise the Stockholders. In such event, the right of the Stockholder to be included in a Company Registration Statement to Section 2(b) shall be conditioned upon the Stockholder’s participation in such underwriting and the inclusion of Stockholder’s Registrable Securities in the underwriting to the extent provided herein. The Stockholder shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

(d) Notwithstanding any other provision of this Section 2, if the managing underwriter determines, in its good faith judgment, that inclusion of the Registrable Securities proposed to be included in the underwritten public offering would jeopardize the successful marketing of the underwritten public offering and advises the Company in writing of such determination, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise the Stockholder, and the number of shares of Common Stock to be included in such registration shall be allocated as follows: first, for the account of the Company, all shares of Common Stock proposed to be sold by the Company; and second, for the account of the Stockholder and any other stockholders of the Company participating in such registration, the number of shares of Common Stock requested to be included in the registration by the Stockholder and such other shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities that are proposed to be offered and sold by the Stockholder and such other shareholders of Registrable Securities at the time of filing the registration statement.

(e) The Company shall so advise the Stockholder of any such limitation, and the number of shares of Registrable Securities held by the Stockholder that may be included in the registration. If the Stockholder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the Company Registration Statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the Company Registration Statement.

(f) The Company shall have the right to terminate or withdraw any Company Registration Statement initiated by it under Section 2(b) prior to the effectiveness of such registration whether or not the Stockholder elected to include securities in such registration. The Registration Expenses of such terminated or withdrawn registration shall be borne by the Company. In the event of such terminated or withdrawn registration, the Stockholder shall retain the right to request inclusion of Registrable Securities as set forth above.

3. Registration Procedures

If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act as provided herein, the Company shall, as expeditiously as possible:

(a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective and remain effective until the earlier of (i) the sale of all Registrable Securities covered thereby and (ii) the date upon which the Stockholder may sell the Registrable Securities pursuant to Rule 144(k) promulgated under the Securities Act (the “Registration Period”);

(b) register the resale of the Registrable Securities on SEC Form S-3 (“Form S-3”) or, if the Company is not eligible to register the resale of the Registrable Securities on Form S-3, then on such other form of SEC registration statement as is available to effect registration of the resale of the Registrable Securities;

(c) ensure that any registration statement filed with respect to the Registrable Securities (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, provided that the Stockholder acknowledges and agrees that the Company will rely on the Stockholder with respect to information relating to the Stockholder that has been provided by the Stockholder to the Company;

(d) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to any registration statement referred to in Section 3(a) hereof and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified by Section 3(a) hereof and to comply with the provisions of the Securities Act with respect to the sale of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Holders in such registration statement;

(e) submit to the Commission, within five (5) business days after the Company learns that no review of a Resale Registration Statement will be made by Staff or that the Staff has no further comments on such registration statement, as the case may be, a request for acceleration of effectiveness of the registration statement to a time and date not later than 48 hours after the submission of such request;

(f) upon request from the Stockholder, furnish (including in an electronic form or in written form if requested by the Stockholder) to the Stockholder (i) promptly after the same is prepared and filed with the SEC, at least one copy of each Resale Registration Statement and each Company Registration Statement and any amendment(s) thereto, including all financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, and (ii) upon effectiveness of any such registration statement, five (5) copies of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as the Stockholder may reasonably request), and (iii) such other documents as the Stockholder may reasonably request, each as reasonably required by the Stockholder in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement. To the extent that issues raised by the Staff have an impact primarily on the Stockholder rather than the Company, the Company shall give reasonable deference to the Stockholder’s requests with respect to the process and substance of responses with respect to such issues;

(g) as promptly as practicable after becoming aware of such event at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, (i) notify the Stockholder of the Company’s becoming aware that the prospectus included in the related registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, (ii) prepare a supplement or amendment to such registration statement and corresponding prospectus as required to correct such untrue statement or omission, and (iii) prepare and furnish to the Stockholder a reasonable number of copies (including in an electronic form or in written form if requested by the Stockholder) of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(h) notify the Stockholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act: (i) when the registration statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the Commission of any stop order or the initiation of proceedings for that purpose (in which event the Company shall make every effort to obtain the withdrawal of any order suspending effectiveness of the registration statement at the earliest possible time or prevent the entry thereof); and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose;

(i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

(j) use commercially reasonable efforts to prevent the issuance of any stop order or any other suspension of effectiveness or any registration statement and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Stockholder (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose;

(k) use its best efforts to cause all such Registrable Securities registered hereunder to be listed on the Nasdaq National Market, or such other stock exchange or over-the-counter electronic market system on which the Common Stock is then principally listed or eligible for trading or quotation; and

(l) within three (3) business days after any registration statement is ordered effective by the SEC, notify the Company’s transfer agent that a registration statement covering the Registrable Securities has been declared effective by the SEC and instruct the Company’s transfer agent to remove the restrictive legend on the stock certificates evidencing any Registrable Securities that have been sold pursuant to a Resale Registration Statement or a Company Registration Statement and provide, with the cooperation of the Stockholder, any required legal opinions at the Company’s sole expense.

4. Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action pursuant to Sections 2 and 3 with respect to the Registrable Securities that Stockholder shall furnish to the Company such information regarding the Stockholder, the Registrable Securities, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of the Registrable Securities.

5. Registration Expenses. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registrations pursuant to this Agreement, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto (the “Registration Expenses”), but excluding underwriting discounts and commissions relating to Registrable Securities and excluding any professional fees or costs of accounting, financial or legal advisors to the Stockholder.

6. Indemnification. In the event that any Registrable Securities are included in a registration statement under Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless the Stockholder, any underwriter (as defined in the Securities Act) for the Stockholder and each person, if any, who controls the Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, liabilities or expenses (joint or several) which arise out of any failure by the Company to perform its obligations under this Agreement or to fulfill any covenant or undertaking included in any registration statement to which any of them may become subject under the Securities Act, the Exchange Act or any other federal or state law, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any exhibits, amendments or supplements thereto and all documents filed as a part thereof and information deemed to be a part thereof; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other federal or state law or any rule or regulation promulgated under the Securities Act or the Exchange Act in connection with the offering covered by such registration statement, and the Company will pay to the Stockholder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense (or action in respect thereto) if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld and that the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it (A) arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Stockholder, underwriter or controlling person or (B) is directly caused by the Stockholder’s, underwriter’s or controlling person’s failure to deliver a copy of the registration statement or prospectus, or any amendments or supplements thereto, after the Company has furnished the Stockholder, underwriter or controlling person with a sufficient number of copies of the same.

(b) To the extent permitted by law, the Stockholder will indemnify and hold harmless, severally and not jointly, the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other holder selling securities in such registration statement and any controlling person of any such underwriter or other holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages liabilities or expenses (or actions in respect thereto) arise out of or are based upon any Violation by the Stockholder, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Stockholder expressly for use in connection with such registration; and the Stockholder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 6(b), in connection with investigating or defending any such loss, claim, damage, liability, or expense (or action in respect thereto); provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense (or action in respect thereto) if such settlement is effected without the consent of the Stockholder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall the Stockholder be liable for any indemnification obligation under this Section 6(b) in excess of the aggregate amount of net proceeds received by the Stockholder from the sale of its Registrable Securities pursuant to the applicable registration statement.

(c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6, expect to the extent that the indemnifying party has been materially prejudiced.

(d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense (or action in respect thereto) referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (or action in respect thereto) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, liability, claim, damage or expense (or action in respect thereto) as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force regardless of (i) the termination of this Agreement and (ii) the sale of Registrable Securities pursuant to any registration statement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

7. Rule 144 Reporting. With a view to making available to the Stockholder the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Stockholder to sell securities of the Company to the public without registration or pursuant to a registration statement, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to the Stockholder, so long as the Stockholder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the Commission and (iii) such other information as may be reasonably requested in availing the Stockholder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form; provided, however, that the Company shall have no obligation to furnish any report or other document filed with the Commission via the Commission’s EDGAR system.

8. Permitted Transferees. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by the Stockholder in connection with a transfer by the Stockholder of its Registrable Securities if: (a) the Stockholder gives prior written notice to the Company; (b) such transferee agrees to comply with the terms and provisions of this Agreement; (c) such transfer is otherwise in compliance with this Agreement; (d) such transfer is otherwise effected in accordance with applicable securities laws; and (e) the Stockholder transfers at least 20% of its shares of Registrable Securities to the transferee. Except as specifically permitted by this Section 8, the rights of the Stockholder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of the Stockholder therein to be forfeited.

9. Termination of Registration Rights. The Company’s obligation to file or obtain and maintain the effectiveness of any Resale Registration Statement shall terminate as to any Registrable Securities to the extent any such Registrable Securities may immediately be sold under Rule 144(k) (or any successor rule thereto) of the Securities Act.

10. Restriction of Selling Shares. Notwithstanding the effectiveness of any Resale Registration Statement, the Stockholder hereby undertakes and agrees to refrain from selling, transferring, exchanging, assigning, or otherwise disposing of not more than twenty five percent (25%) of any group of Shares issued at one Issuance Date in each ninety (90) day period commencing with the effective date of the applicable Resale Registration Statement covering such Shares; provided, however, that to the extent any such Shares are sold pursuant to a Company Registration Statement that exceeds such 25 percent limitation, then the number of Shares that Stockholder may sell in the immediately succeeding calendar quarter(s) shall be reduced by such excess number of Shares sold pursuant to the Company Registration Statement.

11. Miscellaneous

(a) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other Person. The Company may not assign its rights or obligations hereunder without the prior written consent of the Stockholder. Stockholder may assign its rights and obligations in the manner permitted hereunder.

(b) All notices, requests and other communications under this Agreement shall be in writing, and shall be sufficiently given if delivered to the addressees in person or by recognized overnight courier, mailed by certified or registered mail, return receipt requested, or by facsimile or e-mail delivery followed by a copy sent by recognized overnight delivery, as follows:

If to the Company:	Hana Biosciences, Inc.
400 Oyster Point Blvd., Suite 215
South San Francisco, California 94080
Facsimile: (650) 588-2787
Attn: Mark J. Ahn, Chief Executive Officer

With a copy to:	Maslon Edelman Borman & Brand, LLP
90 South Seventh Street, Suite 3300
Minneapolis, Minnesota 55402
Facsimile: (612) 642-8343
Attn: Christopher J. Melsha, Esq.

If to Stockholder:	Inex Pharmaceuticals Corporation
200-8900 Glenlyon Parkway
Burnaby, British Columbia
Canada V5J 5J8
Facsimile: (604) 419-3201
Attn: Timothy M. Ruane, Chief Executive Officer

With a copy to:	Lang Michener LLP
1500 - 1055 West Georgia Street
Vancouver, British Columbia
Canada V6E 4N7
Facsimile: (604) 685-7084
Attn: Leo Raffin

The parties may designate such other addresses in writing hereafter in the same manner as notice is to be given under this Section 11(b).

(c) This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

(d) THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

(e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(f) If any provision of this Agreement is held by a court of competent jurisdiction or other authority to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement, and the parties shall negotiate in good faith to modify this Agreement and to preserve each party’s anticipated benefits under this Agreement.

(g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and Stockholder.

(i) The failure of any party hereto to exercise any right or remedy under this Agreement or otherwise, or delay by any party hereto in exercising such right or remedy, shall not operate as a waiver thereof.

(j) Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonable requested by the other parties hereto to effectuate the purposes of this Agreement.

(k) This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first written above.

HANA BIOSCIENCES, INC.

By: /s/ Mark J, Ahn
Name: Mark J. Ahn
Title: President and Chief Executive Officer

INEX PHARMACEUTICALS CORPORATION

By: /s/ Timothy M. Ruan
Name: Timothy M. Ruane
Title: President and Chief Executive Officer